SECOND QUARTER 2026 Wabtec Financial Results & Company Highlights Exhibit 99.2

Forward Looking Statements & Non-GAAP Financial Information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. All statements, other than historical facts, including statements regarding Wabtec’s plans, objectives, expectations and intentions; Wabtec’s expectations about future sales, earnings and cash conversion; Wabtec’s projected expenses and cost savings associated with its Integration 3.0 initiatives and its portfolio optimization; Wabtec’s 5-year outlook; Wabtec’s expectations for evolving global industry, market and macro-economic conditions and their impact on Wabtec’s business; synergies and other expected benefits from Wabtec’s acquisitions; Wabtec’s expectations for production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of significant recent shifts in trade policies (including the actual or threatened imposition of tariffs and retaliatory tariff measures) as well as tax programs, inflation, supply chain disruptions, foreign currency exchange and industry consolidation and market reactions to these factors; (2) changes in the financial condition or operating strategies of Wabtec's customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the impacts of epidemics, pandemics or similar public health crises on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability and volatility in global markets as a result of global military action, acts of terrorism or armed conflict, including Russia’s invasion of Ukraine and ongoing military conflicts in the Middle East; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and financial guidance mention certain non -GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, adjusted interest and other expense, adjusted net income, adjusted operating margin, adjusted gross margin, adjusted income tax expense, adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and operating cash flow conversion rate. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted for restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not be ing taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. Wabtec is not presenting a quantitative reconciliation of its forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as it is unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters; the financial impact of these items is uncertain and is dependent on various factors, including the timing, and could be material to Wabtec’s Consolidated Statement of Earnings. 2

3 RAFAEL SANTANA Chairman & Chief Executive Officer JOHN OLIN Executive Vice President & Chief Financial Officer KYRA YATES Vice President, Investor Relations Today’s Participants

2Q 2026 Overview

2Q 2026 HIGHLIGHTS

Sales	**$3.18B** ⬆ 17.5%		Increased sales driven by both Freight and Transit segments, including acquisitions
Operating Margin	**18.9%** ⬆ 1.5 pts GAAP	**21.9%** ⬆ 0.8 pts Adjusted	Operating margin up despite tariff & mix headwinds
Earnings Per Share	**$2.33** ⬆ 18.9% GAAP	**$2.76** ⬆ 21.6% Adjusted	EPS improvement driven by strong revenue growth and margin expansion
Cash Flow from Operations	**$441M**		2Q operating cash flow at 82% cash conversion (1)
Backlog	**$9.14B** 12-Month		Backlog continues to provide strong visibility for 2026 and beyond … 12-month up 11.3%; multi-year up 41.7%

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations

(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization

WABTEC'S STRONG EXECUTION AND MOMENTUM CONTINUES

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1.4% 0.0% 1.8% 4.1% 5 2026 Key Metrics 3Q25 4Q25 1Q26 2Q26 Industry Active Locomotives 2Q23 2Q24 2Q25 2Q26 Source: Association of American Railroads Source: Wabtec Industry Freight Traffic Source: UIC & Operator Reports (U.S., Europe & India) 2022 2023 2024 2025 Wabtec Installed Base 2022 2023 2024 2025 Industry Freight Volumes YTD Sources: YTD months available for Brazil, China, India Ministry of Railways, South Africa, Kazakhstan Brazil China India South Africa Kazakhstan Source: Wabtec TRANSIT RIDERSHIP NORTH AMERICA INTERNATIONAL NA RAILCAR DELIVERIES Source: Rail Supply Institute & FTR Associates 2022 2023 2024 2025 2026E 41K 45K 42K 31K 44K HISTORICAL 10-YEAR AVERAGE 25K 2026E 2026E 1.5% 3.1% 2.7% 2.6% -1.8%

Executing On Our Value Creation Framework

Accelerate innovation of scalable technologies

Grow and refresh expansive global installed base

Drive efficiencies through emerging technologies

Expand high-margin recurring revenue streams

Drive continuous operational improvement

RECENT WINS

- Secured $1.0 billion order with an Australian customer, spanning new locomotives, services, components and digital solutions
- Signed $184 million PTC order with Vale
- Awarded $55 million Transit platform door order for Grand Paris Express
- Won a $52 million mining drive systems order in APAC

STRONG ORDERS MOMENTUM CONTINUES

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$1.96 $2.33 $2.27 $2.76 7 2Q 2026 Financial Summary I N C R E A S E D S A L E S , O P E R AT IN G M A R GI N A N D E P S G R O W TH Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations 2 0 2 5 GAAP 2 0 2 6 GAAP 2 0 2 5 ADJ 2 0 2 6 ADJ $472M 17.4% 18.9% $572M 21.1% $697M 21.9%$600M 2 0 2 5 2 0 2 6 2 0 2 5 GAAP 2 0 2 6 GAAP 2 0 2 5 ADJ 2 0 2 6 ADJ $3.18B $2.71B 17.5% YOY 18.9% YOY 21.6% YOY 16.6% Ex-Currency OP. INCOME / OP. MARGIN EARNINGS PER SHARESALES 1.5 pts YOY 0.8 pts YOY

2Q 2026 Sales

PRODUCT LINE	2Q26	YOY	2Q KEY DRIVERS
(in millions)			
Equipment	$ 737	35.0%	Higher locomotive deliveries & increased mining sales
Services	$ 748	(4.2)%	Sales growth in core services offset by lower modernization deliveries, as expected
Components	$ 398	(0.7)%	Lower North America rail car build and lower revenue due to portfolio optimization, partially offset by growing industrial demand
Digital Intelligence	$ 360	88.5%	Increased sales driven by acquisitions
Freight segment	$ 2,243	16.9%	
Transit segment	$ 936	18.9%	Increased sales driven by Dellner acquisition, organic growth, and favorable currency exchange … Sales up 17.7% on constant currency basis
TOTAL SALES	$ 3,179	17.5%	



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9 2Q 2026 Consolidated Operating Income ($ in millions) 2 0 2 5 G R O S S P R O F I T $ 9 3 8 $ 9 4 1 % Gross Profit 34.7% 34.8% Volume Mix/Pricing Raw Materials/Tariffs Currency Manufacturing/Other 2 0 2 6 G R O S S P R O F I T $ 1 , 1 6 1 $ 1 , 1 6 6 % Gross Profit 36.5% 36.7% 2 0 2 5 O P I N C O M E $ 4 7 2 $ 5 7 2 % Operating Margin 17.4% 21.1% Gross Profit 223 225 SG&A (53) (80) Engineering (20) (20) Amortization (22) - 2 0 2 6 O P I N C O M E $ 6 0 0 $ 6 9 7 % Operating Margin 18.9% 21.9% GAAP Adjusted Note: Adjusted numbers represent non-GAAP financia l measures. See Appendix for additional details and reconcilia tions V O L U M E Higher Equipment & Transit sales, including acquisitions M I X / P R I C I N G Cost recovery through contract escalation, partial tariff recovery & favorable acquisition mix; partially offset by unfavorable mix within the Freight segment R AW M AT E R I A L S Increased tariffs and unfavorable raw material costs C U R R E N C Y Foreign exchange increased gross profit $4M (operating income was flat) M A N U FA C T U R I N G / O T H E R Integration 3.0 ongoing savings and increased productivity S G & A / E N G I N E E R I N G Increase mainly driven by acquisitions 2Q OPERATING INCOME KEY DRIVERS

10 2Q 2026 Freight Segment Performance 2 0 2 5 GAAP 2 0 2 6 GAAP 2 0 2 5 ADJ(1) 2 0 2 6 ADJ(1) $415M 22.5% 21.6% $480M 25.0% $579M 25.8%$504M 2 0 2 5 2 0 2 6 $2.24B $1.92B 16.9% YOY 2 0 2 5 2 0 2 6 $6.64B $6.02B 10.2% YOY Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Freight segment operating income was positively impacted by below-market intangible amortization of $10 million which was unfavorable $2 million versus 2nd quarter 2025 (2) Foreign exchange positively impacted Freight sales by $14 million; Foreign exchange rates had a positive $183 million impact on segment multi-year backlog 12-Month Backlog increased 10.2% year-over-year, ex-currency M u l t i - Ye a r B a c k l o g +47.8% YoY (+46.8%, ex-currency) 16.2% Ex-Currency OP. INCOME / OP. MARGIN 12-MONTH BACKLOGSALES(2) 0.9 pts YOY 0.8 pts YOY (2)

11 2Q 2026 Transit Segment Performance 2 0 2 5 GAAP 2 0 2 6 GAAP 2 0 2 5 ADJ 2 0 2 6 ADJ 2 0 2 5 2 0 2 6 2 0 2 5 2 0 2 6 12-Month Backlog increased 17.0% year-over-year, ex-currency M u l t i - Ye a r B a c k l o g +19.4% YoY (+21.5%, ex-currency) 17.7% Ex-Currency OP. INCOME / OP. MARGIN 12-MONTH BACKLOGSALES $109M 13.9% 15.6% $120M 15.2% $166M 17.7%$146M $936M $787M 18.9% YOY $2.50B $2.19B 14.5% YOY Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations (1) Foreign exchange positively impacted Transit sales by $10 million; Foreign exchange rates had an unfavorable $101 million impact on segment multi-year backlog 1.7 pts YOY 2.5 pts YOY (1) (1)

Resilient Business Allows For Execution On Financial Priorities

FOCUSED ON CASH CONVERSION(1)

CASH FROM OPS



1H 2025
$400M
44% Cash Conv
1H 2026
$640M
61% Cash Conv

2nd quarter cash from operations of $441M was up versus prior year driven by higher net income and favorable working capital

DISCIPLINED CAPITAL ALLOCATION (1H26)



$119M
Use of Cash
$1,049M
Net Debt
Proceeds
$640M
Cash from
Ops
$457M
Share repurchases
$106M
Dividends
$1,059M
Acquisitions/Dispositions
$186M
$108M Capex/$78M Other

Debt leverage ratio of 2.2x(2)

- Strong Balance Sheet liquidity of $2.02B(3)
- Returning capital to shareholders … $563M returned in first half through share repurchases and dividends

Note: Adjusted numbers represent non-GAAP financial measures. See Appendix for additional details and reconciliations
(1) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization
(2) Leverage ratio is defined as net debt divided by trailing 12-month adjusted EBITDA. Net debt is defined as total debt minus cash, restricted cash and cash equivalents
(3) At June 30, 2026, the Company's total available liquidity was $2.02 billion, which includes cash and cash equivalents of $0.66 billion, plus $1.36 billion available under current credit facilities

STRONG FINANCIAL PERFORMANCE; INVESTING FOR PROFITABLE GROWTH AND MAXIMIZING SHAREHOLDER RETURNS

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2026 Updated Financial Guidance PRIOR GUIDANCE REV ENUES $12.19B to $12.49B AD JU STED DILU TED EPS $10.25 to $10.65 9.2% 11.8% 14.3% 18.7%- - 13 ▪ Includes Dellner Couplers acquisition (closed February 10, 2026) ▪ Assumes tariffs in effect as of July 22, 2026 UPDATED GUIDANCE REV ENUES $12.30B to $12.60B AD JU STED DILU TED EPS $10.60 to $10.90 10.1% 12.8% 18.2% 21.5%- - ▪ Tax rate ~24.5% ▪ Capex ~2% of sales ▪ Adjusted operating margin up YOY ▪ Favorable productivity/absorption ▪ Benefits of Integration 3.0 & Portfolio Optimization ▪ Lower SG&A and Engineering expenses as % of sales, excluding the impact of acquisitions K E Y A S S U M P T I O N S

14 2026 Key Expectations Continued momentum across the portfolio driven by strong orders, backlog, and pipeline Positive productivity driven by continuous cost improvement combined with realization of Integration 3.0 and Portfolio Optimization Wabtec is well-positioned to drive higher returns and create top quartile long-term value for shareholders over time Strong revenue growth, margin expansion, and increased earnings 5-YEAR OUTLOOK (1) Mid Single Digit ORGANIC SALES CAGR Double Digit ADJUSTED EPS CAGR >90%(2) CASH FROM OPS CONVERSION 350+ bps ADJUSTED OPERATING MARGIN EXPANSION (1) 5-year long term guidance as of February 12, 2025 (2) Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP net income plus depreciation and amortization including deferred debt cost amortization. Cash conversion to average >90% through 2029 M&A model delivering sustained profitable growth and compounding shareholder value

Income Statement

Appendix A (1 of 2)

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2026 AND 2025
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2026	2025	2026	2025
Net sales	$ 3,179	$ 2,706	$ 6,129	$ 5,316
Cost of sales	(2,018)	(1,768)	(3,907)	(3,478)
Gross profit	1,161	938	2,222	1,838
Gross profit as a % of Net Sales	*36.5%*	*34.7%*	*36.2%*	*34.6%*
Selling, general and administrative expenses	(400)	(347)	(801)	(654)
Engineering expenses	(70)	(50)	(126)	(96)
Amortization expense	(91)	(69)	(178)	(142)
Total operating expenses	(561)	(466)	(1,105)	(892)
Operating expenses as a % of Net Sales	*17.6%*	*17.2%*	*18.0%*	*16.8%*
Income from operations	600	472	1,117	946
Income from operations as a % of Net Sales	*18.9%*	*17.4%*	*18.2%*	*17.8%*
Interest expense, net	(80)	(46)	(151)	(92)
Other (expense) income, net	(2)	24	21	22
Income before income taxes	518	450	987	876
Income tax expense	(122)	(111)	(228)	(210)
Effective tax rate	*23.4%*	*24.8%*	*23.1%*	*24.0%*
Net income	396	339	759	666
Less: Net income attributable to noncontrolling interest	(1)	(3)	(2)	(8)
Net income attributable to Wabtec shareholders	$ 395	$ 336	$ 757	$ 658
Earnings Per Common Share				
Basic				
Net income attributable to Wabtec shareholders	$ 2.33	$ 1.96	$ 4.45	$ 3.84
Diluted				
Net income attributable to Wabtec shareholders	$ 2.33	$ 1.96	$ 4.44	$ 3.84
Basic	169.1	170.6	169.5	170.6
Diluted	169.6	171.2	170.1	171.2

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Income Statement Appendix A (2 of 2) 16 2026 2025 2026 2025 Segment Information Freight Net Sales 2,243$ 1,919$ 4,358$ 3,820$ Freight Income from Operations 504$ 415$ 954$ 835$ Freight Operating Margin 22.5% 21.6% 21.9% 21.9% Transit Net Sales 936$ 787$ 1,771$ 1,496$ Transit Income from Operations 146$ 109$ 267$ 199$ Transit Operating Margin 15.6% 13.9% 15.1% 13.3% Backlog Information (Note: 12-month is a sub-set of total) June 30, 2026 March 31, 2026 June 30, 2025 Freight Total 25,332$ 25,175$ 17,136$ Transit Total 5,600 5,627 4,692 Wabtec Total 30,932$ 30,802$ 21,828$ Freight 12-Month 6,638$ 6,679$ 6,024$ Transit 12-Month 2,502 2,568 2,186 Wabtec 12-Month 9,140$ 9,247$ 8,210$ June 30, June 30, Three Months Ended Six Months Ended WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF INCOME FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2026 AND 2025 (AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA) (UNAUDITED)

Balance Sheet Appendix B 17 June 30, 2026 December 31, 2025 In millions Cash, cash equivalents and restricted cash 670$ 789$ Receivables, net 2,169 1,897 Inventories, net 2,857 2,745 Other current assets 345 263 Total current assets 6,041 5,694 Property, plant and equipment, net 1,653 1,616 Goodwill 10,603 10,216 Other intangible assets, net 4,122 3,838 Other noncurrent assets 709 705 Total assets 23,128$ 22,069$ Current liabilities 5,387$ 5,150$ Long-term debt 4,915 4,291 Long-term liabilities - other 1,582 1,438 Total liabilities 11,884 10,879 Shareholders' equity 11,214 11,142 Noncontrolling interest 30 48 Total shareholders' equity 11,244 11,190 Total Liabilities and Shareholders' Equity 23,128$ 22,069$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

Cash Flow Appendix C 18 2026 2025 In millions Operating activities Net income 759$ 666$ Non-cash expense 310 219 Receivables (229) (243) Inventories (35) (180) Accounts Payable 20 74 Other operating activities (185) (136) Net cash provided by operating activities 640 400 Net cash used for investing activities (1,160) (98) Net cash provided by financing activities 408 454 Effect of changes in currency exchange rates (7) 28 (Decrease) increase in cash (119) 784 Cash, cash equivalents and restricted cash, beginning of period 789 715 Cash, cash equivalents and restricted cash, end of period 670$ 1,499$ WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Six Months Ended June 30,

EPS and Non-GAAP Reconciliation

Appendix D (1 of 2)

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Second Quarter 2026 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 3,179	$ 1,161	$ (561)	$ 600	$ (82)	$ (122)	$ 396	$ (1)	$ 395	$ 2.33
Restructuring and Portfolio Optimization costs	-	-	-	-	-	-	-	-	-	$ -
Inventory Purchase Accounting charge	-	5	-	5	-	(2)	3	-	3	$ 0.02
Transaction costs	-	-	1	1	-	-	1	-	1	$ -
Non-cash Amortization expense	-	-	91	91	-	(21)	70	-	70	$ 0.41
Adjusted Results	$ 3,179	$ 1,166	$ (469)	$ 697	$ (82)	$ (145)	$ 470	$ (1)	$ 469	$ 2.76
Fully Diluted Shares Outstanding										169.6

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

Second Quarter Year-to-Date 2026 Actual Results	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 6,129	$ 2,222	$ (1,105)	$ 1,117	$ (130)	$ (228)	$ 759	$ (2)	$ 757	$ 4.44
Restructuring and Portfolio Optimization costs	-	3	2	5	-	(1)	4	-	4	$ 0.02
Inventory Purchase Accounting charge	-	28	-	28	-	(7)	21	-	21	$ 0.13
Transaction costs	-	-	14	14	(2)	-	12	-	12	$ 0.07
Non-cash Amortization expense	-	-	178	178	-	(41)	137	-	137	$ 0.80
Adjusted Results	$ 6,129	$ 2,253	$ (911)	$ 1,342	$ (132)	$ (277)	$ 933	$ (2)	$ 931	$ 5.46
Fully Diluted Shares Outstanding										170.1

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EPS and Non-GAAP Reconciliation

Appendix D (2 of 2)

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Second Quarter 2025 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 2,706	$ 938	$ (466)	$ 472	$ (22)	$ (111)	$ 339	$ (3)	$ 336	$ 1.96
Restructuring and Portfolio Optimization costs	-	3	3	6	-	(2)	4	-	4	$ 0.02
Transaction costs	-	-	25	25	(32)	4	(3)	-	(3)	$ (0.02)
Non-cash Amortization expense	-	-	69	69	-	(17)	52	-	52	$ 0.31
Adjusted Results	$ 2,706	$ 941	$ (369)	$ 572	$ (54)	$ (126)	$ 392	$ (3)	$ 389	$ 2.27
Fully Diluted Shares Outstanding										171.2

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)

	Second Quarter Year-to-Date 2025 Actual Results									
	Net Sales	Gross Profit	Operating Expenses	Income from Operations	Interest & Other Exp	Tax	Net Income	Noncontrolling Interest	Wabtec Net Income	EPS
Reported Results	$ 5,316	$ 1,838	$ (892)	$ 946	$ (70)	$ (210)	$ 666	$ (8)	$ 658	$ 3.84
Restructuring and Portfolio Optimization costs	-	6	9	15	-	(4)	11	-	11	$ 0.06
Transaction costs	-	-	35	35	(32)	2	5	-	5	$ 0.03
Non-cash Amortization expense	-	-	141	141	-	(34)	107	-	107	$ 0.62
Adjusted Results	$ 5,316	$ 1,844	$ (707)	$ 1,137	$ (102)	$ (246)	$ 789	$ (8)	$ 781	$ 4.55
Fully Diluted Shares Outstanding										171.2

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EBITDA Reconciliation

Appendix E

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2026 Q2 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$600		($2)		$142		$740		$6		$746

Wabtec Corporation
2026 Q2 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$1,117		$21		$279		$1,417		$45		$1,462

Wabtec Corporation
2025 Q2 EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$472		$24		$115		$611		($3)		$608

Wabtec Corporation
2025 Q2 YTD EBITDA Reconciliation
(in millions)

	Reported Income from Operations	+	Other Income (Expense)	+	Depreciation & Amortization	=	EBITDA	+	Restructuring & Transaction Costs	=	Adjusted EBITDA
Consolidated Results	$946		$22		$234		$1,202		$14		$1,216

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Sales by Product Line Appendix F 22 In millions 2026 2025 Freight Segment Equipment 737$ 546$ Components 398 401 Digital Intelligence 360 191 Services 748 781 Total Freight Segment 2,243$ 1,919$ Transit Segment Original Equipment Manufacturer 411$ 353$ Aftermarket 525 434 Total Transit Segment 936$ 787$ In millions 2026 2025 Freight Segment Equipment 1,463$ 1,022$ Components 755 782 Digital Intelligence 678 372 Services 1,462 1,644 Total Freight Segment 4,358$ 3,820$ Transit Segment Original Equipment Manufacturer 792$ 675$ Aftermarket 979 821 Total Transit Segment 1,771$ 1,496$ Six Months Ended June 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION SALES BY PRODUCT LINE (UNAUDITED) Three Months Ended June 30,

Segment Gross Margin & Operating Margin Reconciliation

Appendix G

WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended June 30,				Six Months Ended June 30,			
	2026		2025		2026		2025	
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations
Freight Segment Reported Results	$ 854	$ 504	$ 697	$ 415	$ 1,642	$ 954	$ 1,382	$ 835
Freight Segment Reported Margin	38.1%	22.5%	36.3%	21.6%	37.7%	21.9%	36.2%	21.9%
Restructuring and Portfolio Optimization costs	-	(2)	2	1	2	1	4	4
Inventory Purchase Accounting charge	-	-	-	-	20	20	-	-
Transaction costs	-	1	-	1	-	2	-	1
Non-cash Amortization expense	-	76	-	63	-	152	-	128
Freight Segment Adjusted Results	$ 854	$ 579	$ 699	$ 480	$ 1,664	$ 1,129	$ 1,386	$ 968
Freight Segment Adjusted Margin	38.1%	25.8%	36.4%	25.0%	38.2%	25.9%	36.3%	25.3%
Transit Segment Reported Results	$ 307	$ 146	$ 241	$ 109	$ 580	$ 267	$ 456	$ 199
Transit Segment Reported Margin	32.8%	15.6%	30.7%	13.9%	32.7%	15.1%	30.5%	13.3%
Restructuring and Portfolio Optimization costs	-	-	1	5	1	3	2	11
Inventory Purchase Accounting charge	5	5	-	-	8	8	-	-
Non-cash Amortization expense	-	15	-	6	-	26	-	13
Transit Segment Adjusted Results	$ 312	$ 166	$ 242	$ 120	$ 589	$ 304	$ 458	$ 223
Transit Segment Adjusted Margin	33.3%	17.7%	30.9%	15.2%	33.3%	17.2%	30.7%	14.9%

23

Segment Sales Reconciliation Appendix H 24 In millions Freight Transit Consolidated 2025 Net Sales 1,919$ 787$ 2,706$ Acquisitions 163 69 232 Portfolio Optimization (Divestitures/Exits) (11) (1) (12) Foreign Exchange 14 10 24 Organic 158 71 229 2026 Net Sales 2,243$ 936$ 3,179$ Change ($) 324 149 473 Change (%) 16.9% 18.9% 17.5% Freight Transit Consolidated 2025 Net Sales 3,820$ 1,496$ 5,316$ Acquisitions 347 110 457 Portfolio Optimization (Divestitures/Exits) (21) (4) (25) Foreign Exchange 34 58 92 Organic 178 111 289 2026 Net Sales 4,358$ 1,771$ 6,129$ Change ($) 538 275 813 Change (%) 14.1% 18.4% 15.3% Six Months Ended June 30, WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT (UNAUDITED) Three Months Ended June 30,

Cash Conversion Reconciliation Appendix I 25 Wabtec Corporation 2026 Q2 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $441 $396 $143 82% Wabtec Corporation 2026 Q2 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $640 $759 $282 61% Wabtec Corporation 2025 Q2 Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $209 $339 $117 46% Wabtec Corporation 2025 Q2 YTD Cash Conversion Calculation (in millions) Reported Cash from Operations Consolidated Results $400 $666 $237 44% Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) = Cash Conversion Set forth below is the calculation of the non-GAAP performance measures included in this press release.  We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP. ÷ (Net Income + Depreciation & Amortization) = Cash Conversion ÷ (Net Income + Depreciation & Amortization) =